SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 15, 2005


                        ETERNAL TECHNOLOGIES GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            ------------------------
                            (Commission file number)

           Nevada                                               62-1655508
--------------------------------        ---------------------------------------
 (State or other jurisdiction of        (I.R.S. Employer Identification Number)
  incorporation)


                         Sect. D, 5/F, Block A. Innotech
                                     Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 2.02 Results of Operations and Financial Conditions

On June 7, 2005, the Company issued a press release updating the market on its year to date business. Because of a translation problem, the press release stated that "the signed contracts represent $15,974,688 in revenue year to date." The release should have stated that the contract will produce a revenue stream over the term of the contract of $15,974,688. The bulk of the revenue from the contracts will be earned during the third and fourth calendar quarters of 2005. A copy of the corrected press release is included as an Exhibit to this filing. The corrections to the original press release are underscored.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1 Corrected Press Press Release dated June 7, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ETERNAL TECHNOLOGIES GROUP, INC.


June 15, 2005                   /s/ JiJun Wu
                                --------------------------------------
                                President and Chief Executive Officer